UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2015

Recro Pharma, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36329	26-1523233
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

490 Lapp Road, Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 395-2470

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On March 9, 2015, Recro Pharma, Inc. (the “Company”) issued a press release announcing that it has entered into a definitive agreement to acquire from Alkermes plc, a private limited company incorporated in Ireland (“Alkermes”), worldwide rights to meloxicam IV/IM and a contract manufacturing facility and formulation business, through the acquisition of certain subsidiaries of Alkermes (the “Acquisition”). A copy of the press release is attached to this report as Exhibit 99.1.

On March 9, 2015, the Company made a presentation regarding the Acquisition. A copy of the presentation is attached to this report as Exhibit 99.2.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Forward-Looking Statements

This report contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements reflect the Company’s expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words “anticipate,” “believe,” “estimate,” “upcoming,” “plan,” “target”, “intend” and “expect” and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to the Company as of the date of this report and are subject to a number of risks, uncertainties, and other factors that could cause actual events to differ materially from those expressed in the forward-looking statements set forth in this report including, without limitation: the success of the Company’s products and of the newly acquired products; the parties’ ability to satisfy the purchase agreement conditions (including required regulatory approvals); the Company’s ability to realize anticipated growth, synergies and costs savings from the acquisition; changes in laws and regulations; the Company’s ability to successfully integrate the acquired operations, technology and products and to realize anticipated growth, synergies and cost savings; the Company’s ability to successfully develop, obtain regulatory approvals or commercialize new products and the Company’s ability to protect intellectual property rights. In addition, the forward-looking statements in this report should be considered together with the risks and uncertainties that may affect the Company’s business and future results included in the Company’s filings with the Securities and Exchange Commission at www.sec.gov. The Company assumes no obligation to update any such forward looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Recro Pharma, Inc. press release, dated March 9, 2015

99.2	Recro Pharma, Inc. presentation, dated March 9, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2015

Recro Pharma, Inc.

By:	/s/ Charles T. Garner
Name:	Charles T. Garner
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Recro Pharma, Inc. press release, dated March 9, 2015

99.2	Recro Pharma, Inc. presentation, dated March 9, 2015